UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2011

Inventure Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 E. High St., Suite 350, Phoenix, AZ	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Cash Bonus Plan

On February 10, 2011, the Compensation Committee of the Board of Directors of the Company approved the 2011 Bonus Plan to determine the amounts of cash bonus awards for fiscal year 2011 that may be paid to the principal executive officer, principal financial officer, and other named executive officers disclosed in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 16, 2010.  The cash bonus amounts payable for 2011 are based upon the Company’s achievement of established EBITDA targets (earnings before interest, taxes, depreciation and amortization, as adjusted for certain items).  Actual bonus award amounts are based upon a weighting of 80% for actual performance achieved against the EBITDA targets and 20% for actual performance achieved against individual performance objectives.  The Compensation Committee set the 2011 aggregate annual cash bonus amounts as follows, assuming performance at 100% of targets:

Terry McDaniel	$189,187
Steve Weinberger	$97,443
Steve Sklar	$55,097

Performance will be measured after the first 6 months of 2011 against the mid-year EBITDA target, at which time 30% of any bonus payable will be paid as an advance against any final year-end bonus based on the full-year EBITDA target.  Performance below the threshold of 90% of targeted EBITDA for a measurement period results in no cash bonus payout.  Performance above the threshold results in the following payouts:

•                  Performance at 90% of targeted EBITDA for a measurement period results in 50% payout of the EBITDA performance portion of the cash bonus, and up to 50% of the individual performance portion of the cash bonus;

•                  Performance at 95% of targeted EBITDA for a measurement period results in 75% payout of the EBITDA performance portion of the cash bonus, and up to 75% of the individual performance portion of the cash bonus;

•                  Performance at 100% of targeted EBITDA for a measurement period results in 100% payout of the EBITDA performance portion of the cash bonus, and up to 100% of the individual performance portion of the cash bonus; and

•                  Performance above 100% of targeted EBITDA for a measurement period results in a percentage payout equal to the actual percentage of target achieved, up to a 130% payout of the EBITDA performance portion of the cash bonus, and up to 130% of the individual performance portion of the cash bonus.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	2011 Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inventure Foods, Inc.
(Registrant)

Date	February 16, 2011
/s/ Steve Weinberger
(Signature)

Steve Weinberger
Chief Financial Officer